UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934



Date of Report (Date of earliest event reported)              October 20, 2010

                                 Hydromer, Inc.
             (Exact name of registrant as specified in its chapter)

      New Jersey                     0-10683                   22-2303576
(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)

                35 Industrial Parkway
                   Branchburg, N.J.                              08876
        (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code    (908) 722 - 5000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  )  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

(  )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events

Press   Release   Announcing  that  Hydromer,  Inc.'s  Dragonhyde(R)  Hoof  Bath
Concentrate was named a 2011 World Ag Expo Top Ten New Product

                                 EXHIBIT INDEX

           Exhibit No.           Description of Exhibit

           99.41                Press Release issued October 20, 2010


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   _______Hydromer, Inc._______
                                                           Registrant

                                                _______/s/ Robert Y. Lee_______
                                                          Robert Y. Lee
Date __ October 20, 2010____                         Chief Financial Officer

                             35 INDUSTRIAL PARKWAY; BRANCHBURG, NJ 08876; U.S.A.
             TEL: (908) 722-5000 o FAX: (908) 526-3633 o HTTP://WWW.HYDROMER.COM
                               VIDEO CONFERENCING IP ADDRESS: VIDEO.HYDROMER.COM

PRESS RELEASE: THE FOLLOWING IS AVAILABLE FOR IMMEDIATE RELEASE:
               BRANCHBURG, NEW JERSEY; OCTOBER 20, 2010

FROM:            HYDROMER, INC.
                 35 INDUSTRIAL PARKWAY
                 BRANCHBURG, NEW JERSEY 08876-3424

CONTACT:         ROBERT Y. LEE, CHIEF FINANCIAL OFFICER
                 (908) 722-5000


             DRAGONHYDE(R) HOOF BATH CONCENTRATE BY HYDROMER, INC.
             -----------------------------------------------------
             ANNOUNCED AS A 2011 WORLD AG EXPO TOP TEN NEW PRODUCT
             -----------------------------------------------------

Hydromer, Inc. (HYDI.OB - OTC BB), announces that its new and innovative Dragonhyde Hoof Bath Concentrate ("HBC") has been selected amongst many entries as one of the 2011 World Ag Expo Top Ten New Products. Sold under the T-HEXX(R) brand, Dragonhyde HBC is an excellent alternative to the two primary hoof bath products used in the dairy industry.

"Our new Dragonhyde Hoof Bath Concentrate is a hygienic wash designed to promote healthy hoof hygiene in the dairy cow. Dragonhyde HBC's unique qualities allow it to penetrate into the cracks of the hoof, helping the product to remain on the hoof under common environmental pressures" stated Megan DeRose, T-HEXX North American Product Manager. "It contains no heavy metals such as Copper Sulfate nor is it carcinogenic like formalin, which are the two primary products used on dairy farms today. We will be showcasing Dragonhyde HBC at the New Product Center of the 2011 World Ag Expo along with the other Top Ten winners. We will also be at our regular booth introducing Dragonhyde Putty, a topical product for use during hoof trimming. Look for us there."

The World Ag Expo is the world's largest annual agriculture exposition currently celebrating 44 years of innovative agriculture. It is held every February in Tulare, California with over 1,600 exhibitors displaying cutting-edge agricultural technology and equipment on 2.6 million square feet of show grounds. Approximately 100,000 visitors from over 60 countries attend the three day expo annually.



Hydromer, Inc. is a technology-based company involved in the research and development, manufacture and commercialization of specialized polymer and hydrogel products for medical device, pharmaceutical, animal health, cosmetic, personal care, and industrial uses. For the latest information about Hydromer, Inc. and its products, please visit our web site at HTTP://WWW.HYDROMER.COM.